FINANCIAL INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Schedule of Financial Income
	Year ended December 31,
	2019	2020	2021

Bank charges	$(274)	$(275)	$(250)
Exchange rate income (loss), net	(803)	683	(509)
Interest income	10,843	10,380	5,559
Amortization of debt discount and issuance costs	(1,966)	(17,183)	(17,792)

Financial income (expense), net	$7,800	$(6,395)	$(12,992)